Municipal
                                   High Income
                                    Fund Inc.
                                                                Annual
                                                                Report

                                                              October 31,
                                                                 2001

                        Municipal High Income Fund Inc.

Dear Shareholder:

     We are pleased to provide the annual report for the Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

     During the past twelve months, the Fund distributed income dividends to shareholders totaling $0.58 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its October 31, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price(1).

       Price                        Annualized                    Twelve-Month
     Per Share                  Distribution Rate(2)             Total Return(2)
    ----------                  --------------------             ---------------
    $8.67 (NAV)                         6.71%                          4.77%
    $8.64 (NYSE)                        6.74%                         13.85%

     During the period the Fund generated a total return based on NAV of 4.77%. In comparison, the Fund's Lipper Inc. ("Lipper") peer group of closed-end high-yield municipal debt funds returned 7.55% based on NAV for the same period.(3)

-----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0485 for 12 months. This rate is as of November 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the year ended October 31, 2001, calculated among 12 funds in the closed-end high-yield municipal debt funds category.


                                       1
--------------------------------------------------------------------------------

Investment Strategy

     The Fund's investment objective is high current income exempt from federal income tax.(4) The Fund generally invests in intermediate and long-term municipal obligations.

     We seek to create a built-in high-income stream for the long term. To this end, the manager generally focuses on investing in securities at the lower end of the investment-grade spectrum (i.e., A rated and BBB rated) and stronger credits in the below-investment-grade category (BB rated or, if unrated, of comparable credit quality) at the time of purchase. Moreover, the manager endeavors to maintain good call protection in the Fund's portfolio in order to provide shareholders a more consistent level of income over a longer period of time.

Market and Fund Review

     Even before the September 11th terrorist attacks, economic growth throughout the year was slowing and nearing a recession. The U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing monetary policy in an effort to bolster the flagging economy. Through August, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate-cutting campaign. Since the September 11th attacks, the Federal Open Market Committee ("FOMC")(5) lowered short-term rates four times for a total of 175 basis points(6) as of December 11, 2001. The federal funds rate ("fed funds rate")(7) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency-spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

     During the period covered by this report, the municipal-securities market reacted favorably to the cuts in short-term rates and yields declined steadily from the last week in May to the end of August. Quality spreads-the difference in yields between higher credit quality and lower credit quality debt-also contracted. This market action contributed to the Fund's positive total return.

     After September 11th, yields on longer-term municipals and other long-term debt increased as short-term rates plummeted further. Quality spreads widened again, although not as much in the municipal market as in the corporate arena, with the notable exception of special-facilities debt backed by corporate entities (airlines in particular). Yields on longer term municipals are now only slightly higher than they were during the lows reached by the end of August.

-----------
(4) Please note that a portion of the distributions from the Fund may be subject to the Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

(5) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(6)  A basis point is 0.01%, or one one-hundredth of a percent.

(7) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge. The fed funds rate often points to the direction of U.S. interest rates.


                                       2
--------------------------------------------------------------------------------

     Given the beleaguered economic state of the U.S. and the rest of the world, the manager believes it's unlikely that we will see a resurgence of inflation any time soon. The manager believes this leaves the Fed with leeway for additional rate cuts. Thus, even with short-term rates at their lowest levels in four decades, the Fed may lower rates again before year-end.

Market Outlook

     Looking forward, while the manager believes most state and local governments are well-positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. The expanding role of the federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. This is likely to further increase municipal new-issue volume from an already high level. While demand has been quite strong and municipal bonds are extraordinarily inexpensive relative to U.S. Treasury securities, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.

     Looking ahead, the manager's strategy for the Fund is to place additional emphasis on higher coupon structures and to be more selective and conservative in assessing the creditworthiness of prospective investments. The manager will also seek to exercise caution in taking advantage of trading opportunities for the Fund.

     In closing, thank you for investing in the Municipal High Income Fund Inc.

Sincerely,

/s/ Heath B. McLendon                       /s/ Peter M. Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman & President                        Vice President and
                                            Investment Officer

December 12, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.


                                       3
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

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 27. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                       4
--------------------------------------------------------------------------------

                                                 Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Alabama -- 4.1%
$    15,000    AA-    Alabama HFA, Single-Family Housing Revenue,
                        10.500% due 12/1/02                                         $      15,273
  4,000,000    BBB-   Butler, AL IDB, Solid Waste Disposal Revenue,
                        (James River Corp. Project), 8.000% due 9/1/28 (b)              4,276,360
    615,000    NR     Capstone Improvement District of Brookwood, AL,
                        7.700% due 8/15/23                                                615,215
  1,000,000    CCC    Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                        Energy Services Co. Project), 6.950% due 1/1/20 (c)                60,000
  1,000,000    NR     Rainbow City, AL Special Health Care Facility Financing
                        Authority, Series A, 8.250% due 1/1/31                          1,007,060
  1,000,000    AAA    West Jefferson, AL Amusement & Public Park Authority
                        Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                        with U.S. government securities to 12/1/06 Call @ 102),
                        8.000% due 12/1/26                                              1,240,610
                                                                                    -------------
                                                                                        7,214,518
                                                                                    -------------
Alaska -- 0.6%
  1,055,000    NR     Alaska Industrial Development & Export Authority Revenue,
                        Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)          1,003,727
                                                                                    -------------
Arizona -- 3.4%
  1,500,000    NR     Casa Grande, AZ IDA Hospital Revenue, Series A,
                        7.625% due 12/1/29                                              1,562,925
  1,750,000    B+     Gila County, AZ IDA Revenue, ASARCO Inc.,
                        5.550% due 1/1/27                                                 966,770
                      Maricopa, AZ IDA, MFH Revenue:
    500,000    NR       Avalon Apartment Projects, Series C, 10.000% due 4/1/30           521,240
  1,000,000    NR       Gran Victoria Housing LLC Project, Series B,
                          10.000% due 5/1/31                                            1,034,570
  1,830,000    NR     Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
                        Apartments Project), Series B, 8.000% due 10/1/34               1,874,981
                                                                                    -------------
                                                                                        5,960,486
                                                                                    -------------
California -- 2.0%
  1,500,000    NR    Barona, CA Band of Mission Indians, GO, 8.250% due 1/1/20          1,601,370
  1,865,000    Ba3*   Vallejo, CA COP, Touro University, 7.375% due 6/1/29              1,951,424
                                                                                    -------------
                                                                                        3,552,794
                                                                                    -------------
Colorado -- 1.2%
  1,000,000    NR     Highline Business Improvement District, Littleton CO,
                        Series B, 8.750% due 12/15/19                                   1,061,260
  1,000,000    BB+    Northwest Parkway Public Highway Authority, CO Revenue,
                        Series D, 7.125% due 6/15/41                                    1,023,850
                                                                                    -------------
                                                                                        2,085,110
                                                                                    -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Connecticut -- 2.0%
                      Connecticut State Development Authority:
$ 1,735,000    NR       Aquarium Project Revenue, (Mystic Marinelife Aquarium
                          Project), Series A, 7.000% due 12/1/27                    $   1,823,121
  1,475,000    NR       Health Care Revenue, (Independent Living Project),
                          (Pre-Refunded -- Escrowed with state & local
                          government securities to 7/1/03 Call @ 102),
                          Series B, 8.000% due 7/1/17                                   1,624,801
                                                                                    -------------
                                                                                        3,447,922
                                                                                    -------------
Delaware -- 0.5%
  1,000,000    NR     Sussex County, DE Assisted Living Facility Revenue,
                        (Heritage at Milford Project), 7.250% due 7/1/29                  857,230
                                                                                    -------------
District of Columbia -- 0.6%
  1,000,000    A1*    District of Columbia, Tobacco Settlement Financing Corp.,
                        Asset-Backed Bonds, 6.750% due 5/15/40                          1,100,340
                                                                                    -------------
Florida -- 5.7%
  2,000,000    NR     Capital Projects Finance Authority Student Housing Revenue,
                        Florida University, Series A, 7.850% due 8/15/31                2,069,580
  2,750,000    NR     Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                        Project), Series A, 6.750% due 7/1/29                           2,401,768
    875,000    NR     Homestead, FL IDR, Community Rehabilitation Providers
                        Program, Series A, 7.950% due 11/1/18                             914,900
  2,000,000    BBB-   Martin County, FL IDA, IDR, (Indiantown Cogeneration
                        Project), Series A, 7.875% due 12/15/25 (b)                     2,093,940
  1,000,000    NR     Orange County, FL Health Facilities Authority Revenue,
                        First Mortgage, (GF/Orlando Inc. Project), 9.000%
                        due 7/1/31                                                      1,028,880
  1,650,000    NR     Orlando, FL Urban Community Development District,
                        Capital Improvement, Series A, 6.950% due 5/1/33                1,651,188
                                                                                    -------------
                                                                                       10,160,256
                                                                                    -------------
Georgia -- 4.7%
  1,000,000    NR     Atlanta, GA Urban Residential Finance Authority, MFH
                        Revenue, Park Place Apartments, Series A,
                        6.750% due 3/1/31                                                 986,050
  2,500,000    NR     Atlanta, GA Tax Allocation, (Atlantic Station Project),
                        7.900% due 12/1/24                                              2,478,825
  2,000,000    NR     Clayton County, GA Development Authority Revenue,
                        Senior Care Group Inc., (Bayberry Project), Series A,
                        6.750% due 7/1/29                                               1,000,000
    500,000    NR     Fulton County, GA Residential Care Facilities, Senior Lien,
                        Series A, 7.000% due 7/1/29                                       432,745

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Georgia -- (continued)
$ 1,000,000    NR     Gainesville & Hall County, GA Development Authority Revenue,
                        Senior Living Facility, Lanier Village, Series C,
                        7.250% due 11/15/29                                         $   1,011,310
  1,435,000    NR     Savannah, GA EDA Revenue, Marshview Inn, Series A,
                        7.125% due 7/1/29                                               1,231,230
  1,000,000    NR     Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                        Project), 8.500% due 9/1/07                                     1,093,500
                                                                                    -------------
                                                                                        8,233,660
                                                                                    -------------
Illinois -- 1.4%
                      Chicago, IL Board of Education GO:
  6,750,000    AAA      Capital Appreciation, (School Reform Project),
                          Series B-1, FGIC-Insured, zero coupon bond to yield
                          5.214% due 12/1/31                                            1,347,705
  1,000,000    AAA      Series A, MBIA-Insured, 5.500% due 12/1/28                      1,045,590
                                                                                    -------------
                                                                                        2,393,295
                                                                                    -------------
Indiana -- 1.6%
  2,500,000    B+     East Chicago Industrial PCR, (Inland Steel Co.
                        Project No. 10), 6.800% due 6/1/13                              1,375,000
  1,000,000    B      Indiana State Development Finance Authority, PCR, (Inland
                        Steel Co. Project No. 13), 7.250% due 11/1/11 (b)                 500,000
    975,000    NR     Indianapolis, IN MFH Revenue, (Lake Nora Fox Club Project),
                        Series B, 7.500% due 10/1/29                                      967,015
                                                                                    -------------
                                                                                        2,842,015
                                                                                    -------------
Kentucky -- 0.8%
  1,500,000    BB+    Kenton County, KY Airport Board Revenue, (Delta Airlines
                        Project), Project A, 7.500% due 2/1/20 (b)                      1,476,360
                                                                                    -------------
Louisiana -- 6.6%
  1,200,000    A3*    Lake Charles, LA Harbor & Terminal District, Port Facilities
                        Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22        1,270,752
  2,000,000    NR     Louisiana Local Government Environmental Facilities,
                        Community Development Authority Revenue, St. James
                        Place, Series A, 8.000% due 11/1/25                             2,069,400
  3,000,000    NR     Louisiana Public Facilities Authority Hospital Revenue,
                        (Lake Charles Memorial Hospital Project),
                        8.625% due 12/1/30                                              3,078,150
                      Port of New Orleans, LA IDR:
                        Avondale Industries, Inc. Project:
    925,000    NR         8.250% due 6/1/04                                               984,496
  2,900,000    NR         8.500% due 6/1/14                                             3,160,971
  1,000,000    BB-    Continental Grain Co. Project, 7.500% due 7/1/13                  1,043,580
                                                                                    -------------
                                                                                       11,607,349
                                                                                    -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Maine -- 0.0%
                      Maine State Housing Authority, Mortgage Purchase Revenue:
$    15,000    AA+      Series C-2, 7.000% due 11/15/32 (b)                         $      15,763
     20,000    AA+      Series D-1, 8.300% due 11/15/28 (b)                                20,006
                                                                                    -------------
                                                                                           35,769
Maryland -- 1.8%
  3,000,000    NR     Maryland State Economic Development Corp., Chesapeake
                        Bay, Series A, 7.730% due 12/1/27                               3,169,260
                                                                                    -------------
Massachusetts -- 9.4%
  1,000,000    NR     Boston, MA IDA Financing Revenue (Roundhouse
                        Hospitality LLC Project), 7.875% due 3/1/25 (b)                 1,040,290
                      Massachusetts State Development Finance Agency Revenue:
  1,000,000    NR       Alliance Health Care Facility, Series A, 7.100% due 7/1/32        997,390
  1,000,000    NR       Briarwood, Series B, 8.250% due 12/1/30                         1,038,120
                      Massachusetts State Health & Education Facilities
                        Authority Revenue:
  1,000,000    AAA        Beth Israel Deaconess Medical Center, Series G-4,
                            AMBAC-Insured, Variable Rate INFLOS,
                            7.508% due 7/1/25 (d)                                       1,065,270
  1,250,000    Ba2*       St. Memorial Medical Center Project, Series A,
                            6.000% due 10/1/23                                          1,084,575
  1,600,000    AA     Massachusetts State HFA, Single-Family Housing Revenue,
                        Series 38, 7.200% due 12/1/26 (b)                               1,695,600
                      Massachusetts State Industrial Finance Agency Revenue:
  2,000,000    NR       Assisted Living Facility, (Marina Bay LLC Project),
                          7.500% due 12/1/27 (b)                                        2,066,160
                        Resource Recovery, (SEMASS Partnership Project):
  1,700,000    NR         Series A, 9.000% due 7/1/15                                   1,760,979
  5,640,000    NR         Series B, 9.250% due 7/1/15 (b)                               5,843,491
                                                                                    -------------
                                                                                       16,591,875
                                                                                    -------------
Michigan -- 3.1%
  2,000,000    BB-    Detroit, MI Local Development Finance Authority,
                        Tax Increment, Series A, 5.500% due 5/1/21                      1,727,300
                      Garden City, MI Hospital Finance Authority, Hospital Revenue,
                        Garden City Hospital Obligation Group, Series A:
  2,000,000    B1*        5.625% due 9/1/10                                             1,668,600
  1,000,000    B1*        5.750% due 9/1/17                                               741,310
  2,000,000    NR     Michigan State Strategic Fund, Resource Recovery Limited
                        Obligation Revenue, Central Wayne Energy Recovery LP,
                        Series A, 6.900% due 7/1/19 (b)                                 1,300,000
                                                                                    -------------
                                                                                        5,437,210
                                                                                    -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Minnesota -- 2.4%
$ 1,000,000    NR     Minneapolis & St. Paul MN Metropolitan Airports Community
                        Special Facility Revenue (Northwest Airlines Project),
                        Series A, 7.000% due 4/1/25 (b)                             $     802,710
  2,000,000    NR     Sartell, MN Health Care & Housing Facilities Revenue,
                        (Foundation for Healthcare Project), Series A,
                        6.500% due 9/1/16                                               1,885,580
  1,935,000    BB+    St. Paul, MN Housing & Redevelopment Authority
                        Hospital Revenue, (Healtheast Project), Series A,
                        6.625% due 11/1/17                                              1,638,790
                                                                                    -------------
                                                                                        4,327,080
                                                                                    -------------
Montana -- 2.5%
  4,530,000    NR     Montana State Board of Investment Resource Recovery
                        Revenue, (Yellowstone Energy LP Project),
                        7.000% due 12/31/19 (b)                                         4,429,434
                                                                                    -------------
New Jersey -- 5.5%
  3,000,000    B1*    Camden County, NJ Improvement Authority Revenue, (Health
                        Care Redevelopment Project - Cooper Health System),
                        5.875% due 2/15/15                                              2,285,340
                      New Jersey EDA, Series A:
  1,000,000    NR       Healthcare Facility Revenue, (Sayreville Senior
                          Living Project), 6.375% due 4/1/29                              420,000
  1,000,000    NR       Retirement Community Revenue, 8.250% due 11/15/30               1,077,520
                      New Jersey Health Care Facilities Financing Authority Revenue:
    735,000    Baa3*    Palisades Medical Center Obligation Group, Un-Refunded,
                          7.600% due 7/1/21                                               743,651
  2,000,000    NR       Raritan Bay Medical Center, 7.250% due 7/1/27                   2,024,040
  3,000,000    BBB-     Trinitas Hospital Obligation Group, 7.500% due 7/1/30           3,204,870
                                                                                    -------------
                                                                                        9,755,421
                                                                                    -------------
New Mexico -- 0.2%
    355,000    AAA    New Mexico Mortgage Finance Authority, Single-Family
                        Mortgage Program, Series B, FHA-Insured,
                        8.300% due 3/1/20 (b)                                             368,458
                                                                                    -------------
New York -- 4.4%
    700,000    NR     Brookhaven, NY IDA Agency, Memorial Hospital Medical
                        Center, Series A, 8.250% due 11/15/30                             740,866
                      Monroe County, NY IDA Agency:
  1,900,000    NR       Empire Sports Project, Series A, 6.250% due 3/1/28              1,140,000
  1,000,000    NR       Woodland Village Project, 8.550% due 11/15/32                   1,054,760
                      New York City, NY IDA, Civic Facility Revenue:
  1,400,000    NR       7.500% due 7/1/26                                               1,441,902
  1,400,000    NR       Special Needs Facility Pooled Program, Series A-1,
                          8.125% due 7/1/19                                             1,472,338

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
New York -- 4.4% (continued)
                      Suffolk County, NY IDA Civic Facility Revenue,
                        Southampton Hospital Association:
$ 1,000,000    NR         Series A, 7.250% due 1/1/20                               $     994,870
  1,000,000    NR         Series B, 7.625% due 1/1/30                                   1,015,720
                                                                                    -------------
                                                                                        7,860,456
                                                                                    -------------
North Carolina -- 1.8%
  2,300,000    NR     Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                        International Airport, 5.600% due 7/1/27 (b)                      920,138
                      North Carolina Medical Care Commission, Health
                        Care Facilities Revenue, First Mortgage, (De Paul
                        Community Facilities Project):
  1,340,000    NR         6.125% due 1/1/28                                             1,172,647
  1,000,000    NR         7.625% due 11/1/29                                            1,011,460
                                                                                    -------------
                                                                                        3,104,245
                                                                                    -------------
Ohio -- 2.0%
  1,500,000    BBB    Cuyahoga County, OH Hospital Facilities Revenue,
                        (Canton Inc. Project), 7.500% due 1/1/30                        1,668,675
                      Montgomery County, OH Health Systems Revenue, Series B-1,
                        Escrowed with state & local government securities to
                        7/1/06 Call @ 102:
  1,035,000    AAA        Pre-Refunded, 8.100% due 7/1/18                               1,269,521
    465,000    AAA        Un-Refunded, 8.100% due 7/1/18                                  542,864
  1,250,000    NR     Ohio State Solid Waste Revenue, Republic Engineered
                        Steels Inc., 9.000% due 6/1/21 (b)(c)                              62,500
                                                                                    -------------
                                                                                        3,543,560
                                                                                    -------------
Oklahoma -- 0.8%
  2,000,000    B-     Oklahoma Development Finance Authority Revenue,
                        Hillcrest Healthcare System, Series A,
                        5.625% due 8/15/29                                              1,442,400
                                                                                    -------------
Pennsylvania -- 13.0%
  2,200,000    CCC+   Allegheny County, PA IDA, Airport Special Facilities Revenue,
                        (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b)           1,430,022
                      Beaver County, PA IDA, PCR:
  1,500,000    BBB      Cleveland Electric Illuminating Co. Project,
                          7.625% due 5/1/25                                             1,616,820
  2,000,000    BBB       Toledo Edison Co. Project, 7.625% due 5/1/20                   2,155,760
  3,000,000    NR     Dauphin County, PA General Authority Revenue, Hotel &
                        Conference Center-Hyatt Regency, 6.200% due 1/1/29              2,799,030
  2,500,000    A3*    Luzerne County, PA IDA, Exempt Facilities Revenue
                        (Pennsylvania Gas & Water Co. Project), Series B,
                        7.125% due 12/1/22 (b)                                          2,627,400

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Pennsylvania -- 13.0% (continued)
$ 2,840,000    NR     Montgomery County, PA Higher Education & Health Authority
                        Revenue, Temple Continuing Care Center,
                        6.625% due 7/1/19                                           $   2,590,847
    255,000    NR     Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                        Project), 6.875% due 2/1/03                                       259,697
  1,000,000    NR      Philadelphia, PA Authority for IDR, (Host Marriott LP
                        Project), Remarketed 10/31/95, 7.750% due 12/1/17 (b)           1,067,660
                      Scranton-Lackawanna, PA Health & Welfare Authority Revenue:
    500,000    BBB-++   Allied Services Rehab Hospitals Project, Series A,
                          7.600% due 7/15/20                                              521,615
                      Moses Taylor Hospital Project:
  1,905,000    BBB-     6.150% due 7/1/14                                               1,733,112
  3,050,000    BBB-     6.250% due 7/1/20                                               2,626,325
  1,500,000    NR     Waterlefe Community Development District, FL Golf Course
                        Revenue, 8.125% due 10/1/25                                     1,525,215
  2,000,000    NR     Westmoreland County, PA IDA, Redstone, Series B,
                        8.125% due 11/15/30                                             2,045,480
                                                                                    -------------
                                                                                       22,998,983
                                                                                    -------------
South Carolina -- 2.3%
                      Connector 2000 Association Inc., SC Toll Road Revenue:
                        Capital Appreciation, Series B:
  3,100,000    BBB-       Zero coupon bond to yield 7.956% due 1/1/27                     499,534
  7,750,000    BBB-       Zero coupon bond to yield 8.150% due 1/1/34                     751,440
  2,000,000    BBB-     Southern Connector Project, Series A, 5.375% due 1/1/38         1,587,080
    600,000    NR     Florence County, SC IDR, Stone Container Corp.,
                        7.375% due 2/1/07                                                 608,766
    655,000    NR     McCormick County, SC COP, 9.750% due 7/1/09                         655,812
                                                                                    -------------
                                                                                        4,102,632
                                                                                    -------------
South Dakota -- 0.9%
  1,685,000    NR     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                        7.500% due 7/1/13                                               1,686,887
                                                                                    -------------
Tennessee -- 1.1%
  1,915,000    NR     Shelby County, TN Health, Educational & Housing Facilities
                        Board Revenue, MFH, (Hedgerow Apartments Project),
                        6.875% due 7/1/36                                               1,883,709
                                                                                    -------------
Texas -- 8.2%
                      Bexar County, TX Housing Financial Corp., MFH:
  1,000,000    NR       Continental Lady Ester, Series A, 6.875% due 6/1/29               984,750
                        Nob Hill Apartments:
  1,195,000    Baa3*      Series B, 8.500% due 6/1/31                                   1,201,847
    250,000    Baa3*      Series C, 7.750% due 8/1/36                                     250,335

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Texas -- 8.2% (continued)
$ 2,000,000    Ba2*   El Paso, TX International Airport Revenue, Special Facilities,
                        (Marriott Corp. Project), 7.750% due 3/1/12                 $   2,049,200
  3,000,000    BB-    Houston, TX Airport Systems Revenue, Special Facilities,
                        Continental Airlines Inc., Series C,
                        6.125% due 7/15/27 (b)                                          2,118,420
                      Houston, TX Hotel Occupancy, Tax & Special Revenue, Capital
                        Appreciation, Series B, AMBAC-Insured:
  3,000,000    AAA        Zero coupon due 9/1/32                                          573,660
  1,000,000    AAA        Zero coupon due 9/1/33                                          180,670
 10,000,000    AAA    Houston, TX Water & Sewer System Revenue,
                        Capital Appreciation, Series A, FSA-Insured,
                        zero coupon due 12/1/28                                         2,363,300
  1,000,000    CCC++  Northgate Crossing, TX GO Municipal Utility, District No. 1,
                        8.875% due 12/1/13                                              1,032,430
                      Sam Rayburn, TX Municipal Power Agency, Series A:
  2,155,000    BB       6.750% due 10/1/14                                              2,188,187
  1,500,000    BB       6.250% due 10/1/17                                              1,498,395
                                                                                    -------------
                                                                                       14,441,194
                                                                                    -------------
Utah -- 1.8%
  1,645,000    NR     Hurricane, UT Health Facilities Development Revenue,
                        (Mission Health Services Project), 10.500% due 7/1/20           1,316,000
  2,000,000    NR     Utah State HFA Revenue, (RHA Community Services
                        of Utah Inc. Project), Series A, 6.875% due 7/1/27              1,937,780
                                                                                    -------------
                                                                                        3,253,780
                                                                                    -------------
Virginia -- 2.4%
    595,000    NR     Alexandria, VA Redevelopment & Housing Authority,
                        MFH Revenue, (Parkwood Court Apartments Project),
                        Series C, 8.125% due 4/1/30                                       618,497
  1,000,000    NR     Fairfax County, VA EDA Revenue, Retirement Community,
                        Greenspring Village Inc., Series A, 7.500% due 10/1/29          1,087,950
 23,400,000    BBB-   Pocahontas Parkway Association, VA Toll Road Revenue,
                        Capital Appreciation, Series B, zero coupon bond to
                        yield 7.438% due 8/15/34                                        2,508,480
                                                                                    -------------
                                                                                        4,214,927
                                                                                    -------------
West Virginia -- 0.6%
  1,000,000    NR     West Virginia EDA Revenue, (Stonewall Jackson Project),
                        Series B, 8.000% due 4/1/30                                     1,051,050
                                                                                    -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2001
================================================================================

 FACE
AMOUNT         RATING(a)                SECURITY                                         VALUE
=================================================================================================
Wisconsin -- 0.6%
---------------------------------------------------------------------------------------------------------------------------
$ 1,770,000    NR     Wisconsin State Health & Educational Facilities Authority
                        Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                        Series A, 7.750% due 5/1/27 (c)                             $   1,062,000

                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $185,431,556**)                                      $ 176,695,392
                                                                                    =============

-----------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. or those which are identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)  Security is currently in default.
(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.

             See pages 15 through 17 for definitions of ratings and
                         certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                    October 31, 2001 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                               Standard &               Percent of
    Moody's        and/or       Poor's               Total Investments
--------------------------------------------------------------------------------
      Aaa                        AAA                        5.7%
      Aa                         AA                         1.0
      A                          A                          2.8
      Baa                        BBB                       15.5*
      Ba                         BB                        10.1
      B                          B                          5.1
      Caa                        CCC                        1.4**
      NR                         NR                        58.4
                                                          ------
                                                          100.0%
                                                          ======
--------------------------------------------------------------------------------
*  0.3% was rated by Fitch IBCA, Duff &Phelps.
** 0.6% was rated by Fitch IBCA, Duff & Phelps.

                                                 Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,    -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and CC   balance, as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)
================================================================================

Baa       -- Bonds rated "Baa" are considered as medium grade obligations,
             i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB       -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC,      -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR        -- Indicates that the bond is not rated by Standard & Poor's,
             Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1       -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    -- Moody's highest rating for issues having a demand feature--
             VRDO.

                                                 Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
================================================================================
ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MFH        -- Multi-Family Housing
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

                                                 Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
                                                                October 31, 2001
================================================================================
ASSETS:
   Investments, at value (Cost-- $185,431,556) ...............    $ 176,695,392
   Interest receivable .......................................        4,391,883
   Receivable for securities sold ............................        1,240,000
                                                                  -------------
   Total Assets ..............................................      182,327,275
                                                                  -------------

LIABILITIES:
   Payable for securities purchased ..........................        2,476,867
   Payable to bank ...........................................          105,626
   Investment advisory fee payable ...........................           68,581
   Administration fee payable ................................           34,030
   Accrued expenses ..........................................           74,623
                                                                  -------------
   Total Liabilities .........................................        2,759,727
                                                                  -------------
Total Net Assets .............................................    $ 179,567,548
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     207,081
   Capital paid in excess of par value .......................      192,138,086
   Undistributed net investment income .......................          298,182
   Accumulated net realized loss from security transactions ..       (4,339,637)
   Net unrealized depreciation of investments ................       (8,736,164)
                                                                  -------------
Total Net Assets .............................................    $ 179,567,548
                                                                  =============
Shares Outstanding ...........................................       20,708,108
                                                                  -------------
Net Asset Value ..............................................            $8.67
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 2001
================================================================================

INVESTMENT INCOME:
   Interest ..................................................    $  13,623,392
                                                                  -------------

EXPENSES:
   Investment advisory fee (Note 3) ..........................          720,983
   Administration fee (Note 3) ...............................          360,491
   Shareholder communications ................................          174,021
   Shareholder and system servicing fees .....................           75,550
   Audit and legal ...........................................           59,619
   Directors' fees ...........................................           42,914
   Pricing service fees ......................................           16,425
   Custody ...................................................            7,924
   Other .....................................................           12,240
                                                                  -------------
   Total Expenses ............................................        1,470,167
                                                                  -------------
Net Investment Income ........................................       12,153,225
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales ....................................       25,973,780
      Cost of securities sold ................................       26,706,886
                                                                  -------------
   Net Realized Loss .........................................         (733,106)
                                                                  -------------

   Change in Net Unrealized Depreciation of Investments:
      Beginning of year ......................................       (5,349,979)
      End of year ............................................       (8,736,164)
                                                                  -------------
   Increase in Net Unrealized Depreciation ...................       (3,386,185)
                                                                  -------------
Net Loss on Investments ......................................       (4,119,291)
                                                                  -------------
Increase in Net Assets From Operations .......................    $   8,033,934
                                                                  =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,
================================================================================
                                                        2001             2000
                                                       -----             -----
Operations:
   Net investment income ......................... $  12,153,225  $  12,187,511
   Net realized loss .............................      (733,106)      (747,050)
   Increase in net unrealized depreciation .......    (3,386,185)    (2,294,875)
                                                   -------------  -------------
   Increase in Net Assets From Operations ........     8,033,934      9,145,586
                                                   -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income .........................   (11,958,713)   (11,904,853)
                                                   -------------  -------------
   Decrease in Net Assets From
     Distributions to Shareholders ...............   (11,958,713)   (11,904,853)
                                                   -------------  -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ...................     2,166,492           --
                                                   -------------  -------------
   Increase in Net Assets From
     Fund Share Transactions .....................     2,166,492           --
                                                   -------------  -------------
Decrease in Net Assets ...........................    (1,758,287)    (2,759,267)

NET ASSETS:
   Beginning of year .............................   181,325,835    184,085,102
                                                   -------------  -------------
   End of year* .................................. $ 179,567,548  $ 181,325,835
                                                   =============  =============

* Includes undistributed net investment income of       $298,182       $103,670
                                                   =============  =============

                      See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                   Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis, market discount is recognized on disposition of security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

                                                 Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Citigroup or its affiliates.

     4. Investments

     During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ............................................               $29,642,933
                                                                     ===========
Sales ................................................               $25,973,780
                                                                     ===========

     At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...........................          $  6,581,432
Gross unrealized depreciation ...........................           (15,317,596)
                                                                   ------------
Net unrealized depreciation .............................          $ (8,736,164)
                                                                   ============

                                                 Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

     5. Capital Loss Carryforwards

     At October 31, 2001, the Fund had, for Federal income tax purposes, approximately $4,340,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                   2002       2003      2004      2005      2007      2008      2009
                                ----------  --------  --------  --------  --------  --------  --------
Carryforward amounts .......... $1,198,000  $270,000  $205,000  $400,000  $786,000  $748,000  $733,000

     6. Capital Shares

     At October 31, 2001, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share. Capital stock transactions were as follows:

                                         Year Ended               Year Ended
                                      October 31, 2001         October 31, 2000
                                    --------------------     -------------------
                                     Shares      Amount       Shares      Amount
                                    --------    --------     --------    -------
Shares issued on reinvestment......  235,025   $2,166,492       --          --
                                    ========   ==========    ========    =======

                                                 Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                              2001            2000            1999            1998             1997
                                                           --------        --------        --------        --------        --------
Net Asset Value,
  Beginning of Year ................................          $8.86           $9.00           $9.77           $9.76           $9.53
                                                           --------        --------        --------        --------        --------
Income (Loss) From Operations:
  Net investment income ............................           0.59            0.60            0.58            0.60            0.61
  Net realized and unrealized gain (loss) ..........          (0.20)          (0.16)          (0.76)           0.03            0.24
                                                           --------        --------        --------        --------        --------
Total Income (Loss) From Operations ................           0.39            0.44           (0.18)           0.63            0.85
                                                           --------        --------        --------        --------        --------
Less Distributions From:
  Net investment income ............................          (0.58)          (0.58)          (0.59)          (0.61)          (0.62)
  In excess of net investment income ...............           --              --              --             (0.01)           --
                                                           --------        --------        --------        --------        --------
Total Distributions ................................          (0.58)          (0.58)          (0.59)          (0.62)          (0.62)
                                                           --------        --------        --------        --------        --------
Net Asset Value, End of Year .......................          $8.67           $8.86           $9.00           $9.77           $9.76
                                                           ========        ========        ========        ========        ========
Total Return,
  Based on Market Value ............................          13.85%           9.39%         (15.76)%          9.34%          17.22%
                                                           ========        ========        ========        ========        ========
Total Return,
  Based on Net Asset Value .........................           4.77%           5.97%          (1.79)%          6.75%           9.41%
                                                           ========        ========        ========        ========        ========
Net Assets, End of Year (000s) .....................       $179,568        $181,326        $184,085        $197,944        $194,133
                                                           ========        ========        ========        ========        ========
Ratios to Average Net Assets:
  Expenses .........................................           0.82%           0.71%           0.73%           0.74%           0.74%
  Net investment income ............................           6.74            6.72            6.08            6.07            6.38
Portfolio Turnover Rate ............................             15%             27%             27%             57%             35%
Market Value, End of Year ..........................         $8.640          $8.125          $8.000         $10.125          $9.875

                                                 Municipal High Income Fund Inc.
                                                    Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. ("Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
December 12, 2001

                                                 Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================
                                                                      Dividend
  Record        Payable         NYSE        Net Asset    Dividend   Reinvestment
   Date          Date      Closing Price*    Value*        Paid         Price
  ------        -------     -------------    ------       -------      ------
11/22/99      11/26/99         $7.938        $9.03       $0.0485       $7.74
12/27/99      12/30/99          7.313         8.86        0.0485        7.38
 1/25/00       1/28/00          7.750         8.70        0.0485        7.84
 2/22/00       2/25/00          7.813         8.65        0.0485        7.66
 3/28/00       3/31/00          7.438         8.80        0.0485        7.58
 4/25/00       4/28/00          7.625         8.76        0.0485        7.62
 5/23/00       5/26/00          7.750         8.60        0.0485        7.75
 6/27/00       6/30/00          7.563         8.74        0.0485        7.85
 7/25/00       7/28/00          8.094         8.78        0.0485        8.28
 8/22/00       8/25/00         8.4375         8.84        0.0485        8.51
 9/26/00       9/29/00         8.1875         8.83        0.0485        8.36
10/24/00      10/27/00         8.1250         8.86        0.0485        8.10
11/20/00      11/24/00          8.060         8.25        0.0485        7.96
12/26/00      12/29/00         8.0625         8.81        0.0485        8.49
 1/23/01       1/26/01         8.8125         8.79        0.0485        8.61
 2/20/01       2/23/01          8.740         8.77        0.0485        8.60
 3/27/01       3/30/01          8.380         8.77        0.0485        8.57
 4/24/01       4/27/01          8.680         8.67        0.0485        8.50
 5/22/01       5/25/01          8.620         8.69        0.0485        8.52
 6/26/01       6/29/01          8.630         8.71        0.0485        8.54
 7/24/01       7/27/01          8.570         8.75        0.0485        8.57
 8/28/01       8/31/01          8.890         8.83        0.0485        8.65
 9/25/01       9/28/01          8.300         8.71        0.0485        8.54
10/23/01      10/26/01          8.630         8.70        0.0485        8.53
-------
*As of record date.

                                                     Tax Information (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2001:

     o 99.96% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

                                                 Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

     The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

     If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

                                                 Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

               -------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 2001, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================
Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

                      [GRAPHIC OF RIBBON REPRESENTED HERE]


This report is intended only for shareholders of Municipal High Income
Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                                125 Broad Street
                                10th Floor, MF-2
                                New York, NY10004

                                  FD01049 12/01